STATE OF DELAWARE
                                                              SECRETARY OF
STATE
                                                        DIVISION OF
CORPORATIONS
                                                       FILED 01:00 PM
9/30/1998
                                                             981379294 -
2198205

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                           FINET HOLDINGS CORPORATION


     Finet Holdings Corporation (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the
Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i)
authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 300 shares of Series A Convertible Preferred Stock of the Company, as follows:

     RESOLVED, that the Company is authorized to issue 300 shares of Series A
Convertible Preferred Stock (the "Series A Preferred Shares"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

          (1) Dividends. The Series A Preferred Shares shall not bear any dividends.

          (2) Holder's Conversion of Series A Preferred Shares. A holder of
     Series A Preferred Shares shall have the right, at such holder's option, to convert the Series A Preferred Shares into shares of the Company's common stock, $. 01 par value per share (the "Common Stock"), on the following terms and conditions:

               (a) Conversion Right.  Subject to the provisions of Sections
2(g)
          and 3(a) below,  at any time or times on or after the earlier to occur
          of: (i) February  15, 1999,  or (ii) the Closing Bid Price (as
defined
          herein) of the Common Stock shall be above $1.50 per share, any holder
          of Series A Preferred Shares shall be entitled to convert any
Series A
          Preferred Shares into fully paid and nonassessable  shares
(rounded to
          the nearest  whole share in  accordance  with  Section  2(h)
below) of
          Common Stock,  at the Conversion  Rate (as defined  below);
provided,
          however,  that in no event  other  than  upon a  Mandatory
Conversion
          pursuant  to Section  2(g)  hereof,  shall any holder be
entitled  to
          convert Series A Preferred Shares in excess of that number of
Series A
          Preferred Shares which,  upon giving effect to such conversion, would
          cause the  aggregate  number of  shares of Common  Stock
beneficially
          owned  by  the  holder  and  its  affiliates  to  exceed  4.9%
of the
          outstanding shares of the Common Stock following such conversion.
For
          purposes of the foregoing  proviso,  the aggregate number of shares of
          Common Stock beneficially owned by the holder and its affiliates shall
          include the number of shares of Common Stock issuable upon conversion
          of  the  Series  A  Preferred   Shares  with   respect  to  which
the
          determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i)
          conversion of the remaining,  nonconverted  Series A Preferred
Shares
          beneficially owned by the holder and its affiliates beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities
          Exchange Act of 1934, as amended.

               (b)  Conversion  Rate.  The  number of  shares  of  Common
Stock
          issuable  upon  conversion  of each of the Series A  Preferred
Shares
          pursuant to Section (2)(a) shall be determined according to the following formula (the "Conversion Rate");

                          (.06)(N/365)(10,000) + 10,000
                          -----------------------------
                                Conversion Price

     For purposes of this Certificate of Designations, the following terms shall have the following meanings:

               (i)  "Conversion  Price"  means  as, of any  Conversion
Date (as
          defined below), the Floating Conversion Price, in effect as of such date, if applicable, and subject to adjustment as provided herein;

               (ii) "Floating Conversion Price" means, as of any date of
          determination, the amount obtained by multiplying the Conversion
          Percentage  in effect as of such date by the Average  Market
Price for
          the Common Stock for the five (5) consecutive trading days immediately preceding such date;

               (iii) "Conversion Percentage" means 78% and shall be reduced by an additional 2% for every 30 days (pro-rated for partial months)
          beyond  forty-five  (45) days from the Issuance  Date (the
"Scheduled
          Filing Date") that the registration statement covering the resale of
          Common Stock issued upon  conversion of the Series A Preferred
Shares
          (the "Registration Statement") is not filed by the Company;
provided,
          however, that no such reduction to the Conversion Percentage shall occur with respect to any Series A Preferred Shares which are redeemed by the Company pursuant to Section 3(a) herein;

               (iv) "Average Market Price" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

               (v) "Closing Bid Price" means, for any security as of any date, the  last  closing  bid  price  on the  Nasdaq  National  Market
(the
          "Nasdaq-NM") as reported by Bloomberg Financial Markets
("Bloomberg"),
          or, if the Nasdaq-NM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by
          Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the
          Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of
          Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

               (vi) "N" means the number of days from, but excluding, the
          Issuance Date through and including the Conversion Date for the Series
          A Preferred Shares for which conversion is being elected.

               (vii) "Issuance Date" means the date of issuance of the Series A
          Preferred Shares.

          (c) Adjustment to Conversion  Price - Registration  Statement.
If the
     Registration Statement is not declared effective by the SEC on or before the  ninetieth  (90th) day  following  the  Issuance  Date (the
"Scheduled
     Effective Date"), or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration
     Statement (whether because of a failure to keep the Registration
Statement
     effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Conversion
     Percentage shall be adjusted as follows:

               (i) Conversion Percentage. The Conversion Percentage in effect, at such time for each time period set forth in Section 2(b)(iv) with respect to the Series A Preferred Shares which may be converted as permitted by Section 2(a) hereof during the period that sales cannot be made pursuant to the Registration Statement, shall be reduced by a number of percentage  points equal to the product of (A) three
(3) and
          (B) the sum of (I) the number of months (prorated for partial months)
          after the Scheduled Effective Date and prior to the date that the relevant Registration Statement is declared effective by the SEC and
          (II) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the
          Registration Statement has been declared effective. (For example, if the Registration  Statement becomes effective one and one-half (1
1/2)
          months after the Scheduled  Effective Date, the Conversion
Percentage
          with respect to the Series A Preferred Shares would decrease by four and one-half percent (4.5% to 73.5%) until any subsequent adjustment;
          if thereafter sales could not be made pursuant to the Registration
          Statement for a period of two (2) additional months, the Conversion
          Percentage with respect to the Series A Preferred Shares would decrease by an additional six percent (6%), for an aggregate decrease of ten and one-half percent (10.5% to 67.5%); provided, however, that no such reduction to the Conversion Percentage shall occur with respect to any Series A Preferred Shares which are redeemed by the
          Company pursuant to Section 3(a) herein.

          (d)  Adjustment  to Conversion  Price - Dilution and Other
Events.  In
     order to prevent dilution of the rights granted under this Certificate of
     Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

               (i)  Adjustment of Fixed  Conversion  Price upon
Subdivision  or
          Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such  subdivision  will be  proportionately  reduced.
If the
          Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common
          Stock into a smaller number of shares,  the Fixed  Conversion
Price in
          effect immediately prior to such combination will be proportionately increased.

               (ii) Reorganization, Reclassification,  Consolidation,
Merger, or
          Sale.   Any   recapitalization,    reorganization
reclassification,
          consolidation. merger, sale of a or substantially all of the
Company's
          assets  to  another   Person  (as  defined  below)  or  other
similar
          transaction which is effected in such a way that holders of Common
          Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assess with respect to or in exchange for Common Stock is referred to herein as in "Organic
          Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding) to insure that each of the holders of the Series A
          Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common
          Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision
          (in form and substance satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this
          Section 2(d) and Section 2(e) below will thereafter be applicable to the Series A Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding), the obligation to deliver to each holder of Series A
          Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (iii) Notices.

               a) Immediately  upon any adjustment of the Conversion
Price, the
          Company will give written notice thereof to each holder of Series A
          Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

               b) The Company will give written notice to each holder of Series
          A Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription  offer to holders of Common
Stock
          or (III) for determining rights to vote with respect to any Organic
          Change, dissolution or liquidation.

               c) The Company will also give written notice to each holder of
          Series A Preferred Shares at least twenty (20) days prior to the date on which any Organic Change, Major Transaction (as defined below), dissolution or liquidation will take place.

          (e) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of
     Series A Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A
     Preferred Shares immediately before the date an which a record is taken for the grant issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (f) Mechanics of Conversion. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below)
     as provided for in Section 5 below:

               (i) Holder's Delivery Requirements. To convert Series A
Preferred
          Shares into full shares of Common  Stock on any date (the
"Conversion
          Date"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company or its designated transfer agent (the "Transfer Agent"), and (B)
          surrender to a common carrier for delivery to the Company or the
          Transfer Agent as soon as practicable following such date, the original certificates representing the Series A Preferred Shares being converted (or an indemnification undertaking with respect to such shares  in  the  case  of  their  loss,  theft  or  destruction)
(the
          "Preferred Stock Certificates") and the originally executed
Conversion
          Notice.

               (ii)  Company's  Response.  Upon  receipt  by  the  Company of a
          facsimile copy of a Conversion  Notice,  the Company shall immediately
          send, via  Facsimile,  a  confirmation  of receipt of such
Conversion
          Notice to such  holder.  Upon  receipt by the Company or the
Transfer
          Agent of the Preferred Stock  Certificates to be converted pursuant to
          a Conversion Notice,  together with the originally executed
Conversion
          Notice,  the  Company or the  Transfer  Agent (as  applicable)
shall,
          within five (5) business days following the date of receipt, (A)
issue
          and  surrender  to a common  carrier  for  overnight  delivery to the
          address  as  specified  in  the  Conversion   Notice,  a
certificate,
          registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B)
          credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company. (iii) Dispute
Resolution.  In
          the case of a dispute as to the  determination  of the Average
Market
          Price or the arithmetic calculation of the Conversion Rate, the
          Company shall promptly issue to the holder the number of shares of
          Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's
Conversion
          Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within two (2) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed  determination  of the Average Market
Price
          to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A
          Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion
          Date.

               (v)  Company's  Failure to Timely  Convert.  If the Company
shall
          fail to issue to a holder within five (5) business days
following the
          date of receipt by the Company or the Transfer  Agent of the
Preferred
          Stock  Certificates to be converted pursuant to a Conversion
Notice, a
          certificate  for the  number of shares of Common  Stock to which such
          holder is entitled upon such holder's conversion of Series A
Preferred
          Shares, in addition to all other available  remedies which such holder
          may  pursue  hereunder  and under the  Securities  Purchase
Agreement
          between the Company and the initial  holders of the Series A
Preferred
          Shares    (the    "Securities    Purchase    Agreement")
(including
          indemnification pursuant to Section 8 thereof), the Company shall pay additional  damages to such  holder on each day after the fifth
(5th)
          business day following the date of receipt by the Company or the
          Transfer Agent of the Preferred Stock Certificates to be converted pursuant to the Conversion Notice, for which such conversion is not timely effected, an amount calculated in accordance with the following schedule:

                                            Late Payment for Each
                                            Series A Preferred Share
           No. Business Days Late           Converted

                     1                      $100
                     2                      $200
                     3                      $300
                     4                      $400
                     5                      $500
                     6                      $600
                     7                      $700
                     8                      $800
                     9                      $900
                    10                      $1,000
                    11                      $1,000 +  $200 for each
                                            Business Days Late Beyond
                                            10 days

          (g) Mandatory Conversion. If any Series A Preferred Shares remain outstanding on September 29, 2000, then all such Series A Preferred
Shares
     shall be converted as of such date in accordance with this Section 2 as if the holders of such Series A Preferred Shares had given the Conversion
     Notice on September 29, 2000, and the Conversion Date had been fixed as of
     September 29, 2000, for all purposes of this Section 2, and all holders of
     Series A Preferred Shares shall thereupon and with two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series A Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2.

          (h) Fractional Shares. The Company shall not issue any fraction of a share of Common  Stock  upon any  conversion.  All  shares of Common
Stock
     (including fractions thereof) issuable upon conversion of more than one share of the Series A Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of it share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

               (i) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common
          Stock upon the conversion of the Series A Preferred Shares.

     (3) Company's Right to Redeem at its Election.

          (a) At any time, from the Issuance Date, through February 15,
1999, as
     long as the Company has not breached any of the representations, warrants, and covenants contained herein or in any related agreements, the Company shall have the right,  in it sole  discretion,  to redeem
("Redemption  at
     Company's Election"), from time to time, any or all of the Series A
     Preferred Stock: provided (i) Company shall first provide fifteen (15) days advance written notice as provided in subparagraph 3(a)(ii) below, and
(ii)
     that the Company shall only be entitled to redeem Series A Preferred
Stock
     having an  aggregate  Stated  Value  (as  defined  below) of at least
Five
     Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Series A Preferred Stock, the Company shall redeem a pro-rata amount from each Holder of the Series A Preferred Stock.

               (i) Redemption Price At Company's Election. The "Redemption
Price
          at Company's Election" shall be calculated as 105% of Stated
Value, as
          that term is defined  below,  of the  Series A  Preferred  Stock.
For
          purposes hereof, "Stated Value" shall mean the original principal amount of Preferred Stock being redeemed, plus the unpaid 6% per annum premium being redeemed pursuant to this Section 3(a).

               (ii) Mechanics of Redemption at Company's  Election.  The
Company
          shall effect each such redemption by giving at least fifteen (15) days prior written notice ("Notice of Redemption at Company's
Election") to
          (A) the Holders of the Series A Preferred Stock selected for redemption at the address and facsimile number of such Holder appearing in the Company's Series A Preferred Stock register and (B)
          the Transfer Agent,  which Notice of Redemption At Company's
Election
          shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption at Company's
Election.
          Such Notice of Redemption At Company's Election shall indicate
(i) the
          number of shares of Series A Preferred Stock that have been selected for redemption, (ii) the date which such redemption is to become effective  (the "Date of Redemption At Company's  Election") and
(iii)
          the applicable Redemption Price At Company's Election, as defined in subsection (a)(i) above. Notwithstanding the above, Holder may convert into Common Stock, prior to the close of business on the Date of
          Redemption at Company's Election, any Series A Preferred Stock which it is  otherwise  entitled  to convert,  including  Series A
Preferred
          Stock that has been selected for redemption at Company's election pursuant to this subsection 3(b).

          (b)  Company  Must  Have   Immediately   Available   Funds  or
Credit
     Facilities. The Company shall not be entitled to send any Redemption
Notice
     and begin the redemption procedure under Sections 3(a) unless it has:

               (i) the full amount of the redemption price to cash, available in a demand or other immediately available account in a bank or similar financial institution; or

               (ii) immediately available credit facilities, in the full amount of the redemption price with a bank or similar financial institution,
          or

               (iii) an agreement with a standby underwriter willing to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemptions; or

               (iv) a combination of the items set forth in (i), (ii), and
(iii)
          above, aggregating the full amount of the redemption price.

               (v) the  failure  of the  Company's  shareholders  to
approve an
          amendment  to  its  Certificate  of   Incorporation  to
authorize  an
          additional  forty  million  (40,000,000)  shares of Common  Stock
(the
          "Share Increase") at its annual shareholders' meeting to be held in
          November 1998 (the Shareholders' Meeting).

          (c) Payment of  Redemption  Price.  Each Holder  submitting
Preferred
     Stock being redeemed under this Section 3 shall send their Series A
     Preferred Stock Certificates to redeemed to the Company or its Transfer
     Agent, and the Company shall pay the applicable redemption price to that
     Holder within five (5) business days of the Date of Redemption at Company's
     Election.

     (4) Redemption at Option of Holders.

          (a) Redemption Option Upon Major Transaction. In addition to all other rights of the holders of Series A Preferred Shares contained herein, after a Major  Transaction (as defined below),  the holders of Series A
Preferred
     Shares shall have the right in accordance with Section 4(f), at the option of the  holders  of at least  two-thirds  (2/3) of the  Series A
Preferred
     Shares then outstanding, to require the Company to redeem all of the Series
     A Preferred Shares then outstanding at a price per Series A Preferred
Share
     equal to the greater of (i) 115% of the Liquidation Value (as defined below) of such share and (ii) the price calculated in accordance with the
     Redemption Rate (as defined below) calculated as of the date of the public announcement of such Major Transaction or the next date on which the exchange or market on which the Common Stock is traded in open if such public  announcement is made (A) after 1:00 p.m.  Eastern  Standard
Time on
     such date or (B) on a date on which the exchange or market on which the
     Common Stock is traded is closed.

          (b) Redemption Option Upon Triggering Event. In addition to all other rights of the holders of Series A Preferred Shares contained herein, after a Triggering  Event (as defined  below),  the holders of Series A
Preferred
     Shares shall have the right in accordance with Section 4(g), at the option of the  holders  of at least  two-thirds  (2/3) of the  Series A
Preferred
     Shares then outstanding, to require the Company to redeem all of the Series
     A  Preferred  Shares  then  outstanding  at a price per Series A
Preferred
     Shares equal to the greater of (i) 115% of the Liquidation Value of such share and (ii) the price  calculated in accordance with the Redemption
Rate
     as of the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open.

          (c) "Redemption Rate." The "Redemption Rate" shall, as of any date of determination, be equal to (i) the Conversion Rate in effect as of such date as calculated pursuant to Section 2(b) multiplied by (ii) the Closing
     Bid Price of the Common Stock on such date.

          (d) "Major Transaction." A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

               (i)   the    consummation   of   any   merger,
reorganization,
          restructuring, consolidation, or similar transaction by or involving the Company except (A) a merger or consolidation where the Company is the survivor or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the
          Company;

               (ii)  sale  of all or  substantially  all  of the  assets
of the
          Company or all of its material subsidiaries or any similar transaction
          or related  transactions which effectively results in a sale of all or
          substantially   all  of  the   assets  of  the   Company   and/or
its
          subsidiaries;

               (iii) the occurrence, after the date hereof, of the acquisition, by any person  (including any entity or association) or persons
(other
          than any existing stockholder of the Company or two or more existing stockholders of the Company, acting in concert, of securities of the
          Company  (or the power to vote such  securities)  representing
50% or
          more of the total  voting  power of all  outstanding  Common
Stock or
          other voting securities of the Company; or

               (iv) the failure of the  Company to continue to own,
directly or
          indirectly,   all  of  the  capital  stock  of  all  of  its
material
          subsidiaries (other than due to a merger or consolidation of any subsidiary into the Company or a wholly-owned subsidiary of the
          Company).

          (e) "Triggering Event." A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

               (i) either (A) the failure of the Registration Statement to be effective  or to cover the resale of all of the shares of Common
Stock
          issued or issuable upon conversion of the Series A Preferred
Shares at
          any time  after  sixty (60) days after the  Scheduled  Effective
Date
          (provided that for purposes of determining the Closing Bid Price under
          Section 4(c) above, the Triggering Event shall be deemed to have occurred on the first day of such 60-day period)or (B) for any period of sixty (60) consecutive days after the date that is sixty (60) days after the Scheduled Effective Date that Common Stock issued or issuable upon conversion of the Series A Preferred Shares cannot be sold under the Registration Statement for any reason (provided that for purposes of  determining  the Closing Bid Price under Section
4(c)
          above, the Triggering Event shall be deemed to have occurred on the first day of such 60-day period);

               (ii) if for any reason the Company fails to perform or observe any covenant,  agreement, or other provision contained in Section
9 or
          10 hereof or in Section 4(g) of the Securities Purchase
Agreement;

               (iii) the  Company's  notice to any holder of Series A
Preferred
          Shares, including by way of public announcement, at any time, of its intention for any reason not to comply with requests for conversion of any Series A Preferred Shares for shares of Common Stock;

               (iv) if for any reason the Company fails to perform or observe any covenant, agreement, or other provision contained herein or in the
          Securities Purchase Agreement or the registration rights agreement required to be filed by the Company  pursuant to  Registration
Rights
          Agreement, dated of even date herewith, between the Company and its initial holders of Series A Preferred Shares (the "Registration
Rights
          Agreement"), and such failure is not cured within 30 days after the
          Company knows, or should have known with the exercise of reasonable diligence, of the occurrence thereof, and such failure has had, or could reasonably be expected to have, a material adverse effect on (A)
          the financial condition, operating results, business, properties, or operations of the Company and its subsidiaries taken as a whole taking into account any proceeds reasonably expected to be received by the
          Company or its subsidiaries in the foreseeable future from insurance policies  or rights of  indemnification  or (B) the Series A
Preferred
          Shares; or

               (v) any representation or warranty contained in the Securities
          Purchase Agreement or the Registration Rights Agreement is false or misleading on or as of the date made and which either reflects or has had a material adverse effect on (A) the financial condition, operating results, business, properties, or operations of the Company and its subsidiaries taken as a whole taking into account any proceeds reasonably expected to be received by the Company or its subsidiaries in the foreseeable future from insurance policies or rights of indemnification or (B) the Series A Preferred Shares.

               (vi) the failure of the Company's shareholders to approve the
          Share Increase at the Shareholders' Meeting.

          (f) Mechanics of Redemption at Option of Buyer Upon Major
Transaction.
     No sooner than  fifteen (15) days nor later than ten (10) days prior to the
     consummation  of  a  Major  Transaction,   but  not  prior  to  the
public
     announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major
     Transaction") to each holder of Series A Preferred Shares. At any time after receipt of a Notice of Major Transaction, the holders of at least two-thirds (2/3) of the Series A Preferred Shares then outstanding may require the Company to redeem all of the holders' Series A Preferred
Shares
     then outstanding in accordance with Section 4(a) by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which
Notice of
     Redemption at Option of Buyer Upon Major Transaction shall indicate
(i) the
     number of Series A Preferred Shares that such holders are voting in favor of redemption and (ii) the applicable redemption price, as calculated pursuant to Section 4(a) above.

          (g) Mechanics of Redemption at Option of Buyer Upon Triggering
Event.
     Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier
     ("Notice of Triggering Event") to each holder of Series A Preferred
Shares.
     At any time after receipt of a Notice of Triggering Event, the holders of at least two-thirds (2/3) of the Series A Preferred Shares then outstanding may require the Company to redeem all of the Series A Preferred Shares then outstanding in accordance with Section 4(b) by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at
     Option of Buyer Upon  Triggering  Event") to the  Company,  which
Notice of
     Redemption at Option of Buyer Upon Triggering  Event shall indicate
(i) the
     number of Series A Preferred Shares that such holders are voting in favor of redemption and (ii) the applicable redemption price, as calculated pursuant to Section 4(b) above.

          (h)  Payment of  Redemption  Price.  Upon the  Company's  receipt of a
     Notice(s)  of  Redemption  at Option of Buyer Upon Major  Transaction
or a
     Notice(s) of Redemption at Option of Buyer Upon  Triggering  Event,
as the
     case may be, from the holders of at least  two-thirds (2/3) of the
Series A
     Preferred Shares then  outstanding,  the Company shall  immediately notify
     each holder by facsimile of the Company's receipt of such requisite notices
     necessary  to affect a  redemption  and each  holder of Series A
Preferred
     Shares  shall  thereafter  promptly  send  such  holder's  Preferred
Stock
     Certificates  to be  redeemed  to the Company or its  Transfer  Agent.
The
     Company shall pay the applicable  redemption price, as calculated pursuant
     to Section 4(a) or 4(b) above,  in cash to such holder  within  thirty
(30)
     days after the Company' receipt of the requisite notices required to affect a redemption; provided that a holder's Preferred Stock Certificates shall have been so  delivered  to the  Company or its  Transfer  Agent;
provided
     further that if the Company is unable to redeem all of the Series A
     Preferred Shares, the Company shall redeem an amount from each holder of
     Series A Preferred Shares equal to such holder's  pro-rata amount
(based on
     the number of Series A Preferred Shares held by such holder relative to the number of Series A Preferred Shares  outstanding) of all Series A
Preferred
     Shares being redeemed. If the Company shall fail to redeem all of the
     Series A Preferred Shares submitted for redemption (other than pursuant to a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption Rate), the applicable redemption price payable in respect of such unredeemed Series A Preferred Shares shall bear interest at the rate of 2.5% per month (prorated for partial months)
     until paid in full. Until the Company pays such unpaid applicable redemption price in full to each holder, holders of at least two-thirds
     (2/3) of the Series A Preferred Shares then outstanding, including shares of Series A Preferred Shares submitted for redemption pursuant to this
     Section 4 and for which the applicable redemption price has not been paid, shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to each holder all of the Series A Preferred Shares that were submitted for redemption by such holder under this Section 4 and for which the applicable redemption price has not been paid, by sending written notice thereof to the Company via facsimile  (the "Void  Optional  Redemption  Notice").  Upon the
Company's
     receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable redemption price to each holder, (i) the Notice(s) of
     Redemption  at Option of Buyer Upon  Triggering  Event or the
Notice(s) of
     Redemption at Option of Buyer Upon Major Transaction, as the case may be, shall be null and void with  respect  to those  Series A  Preferred
Shares
     submitted for redemption and for which the applicable redemption price has not been paid, (ii) the Company shall immediately return any Series A
     Preferred Shares submitted to the Company by each holder for redemption under this Section 4(i) and for which the applicable redemption price had not been paid,  (iii) the Fixed  Conversion Price of such returned
Series A
     Preferred Shares shall be adjusted to the lesser of (A) the Fixed
     Conversion  Price  as in  effect  on the  date on  which  the  Void
Option
     Redemption Notice(s) is delivered to the Company and (B) the lowest
Closing
     Bid Price during the period beginning on the date on which the Notice(s) of
     Redemption  of Option of Buyer Upon Major  Transaction  or the
Notice(s) of
     Redemption at Option of Buyer Upon Triggering Event, as the case may be, is delivered to the Company and ending on the date on which the Void
Optional
     Redemption Notice(s) is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect, and (iv) the Conversion
     Percentage in effect at such time and thereafter shall be reduced by a number of percentage points equal to the product of (A) two and one-half
     (2.5) and (B) the number of months (prorated for partial months) in the period beginning on the date on which the Notice(s) of Redemption at Option of Buyer Upon Major Transaction or the Notice(s) of Redemption at
Option of
     Buyer Upon Triggering Event, as the case may be, is delivered to the
     Company  and  ending  on the date on which  the  Void  Optional
Redemption
     Notice(s) is delivered to the Company. Notwithstanding the foregoing, in the event of a dispute as to the  determination of the Closing Bid
Price or
     the arithmetic calculation of the Redemption Rate, such dispute shall be resolved  pursuant to Section  2(f)(iii)  above with the term
"Closing Bid
     Price" being substituted for the term "Average Market Price" and the term
     "Redemption Rate" being substituted for the term "Conversion Rate."

     (5) Inability to Fully Convert.

          (a) Holder's  Option if Company Cannot Fully  Convert.  If at any
time
     after  the  earlier  to  occur  of (i)  effectiveness  of the
Registration
     Statement or (ii) sixty (60) days after the Scheduled  Effective Date, upon
     the Company's  receipt of a Conversion  Notice,  the Company does not issue
     shares  of  Common  Stock  which  are   registered  for  resale  under
the
     Registration  Statement  within five (5) business days of the time required
     in  accordance  with Section 2(f) hereof,  for any reason or for no reason,
     including,  without  limitation,  because  the  Company (x) does not have a
     sufficient  number of shares of Common Stock authorized and available,
(y)
     is otherwise prohibited by applicable law or by the rules or regulations of
     any stock exchange,  interdealer  quotation system or other self-
regulatory
     organization   with  jurisdiction  over  the  Company  or  its
Securities,
     including without  limitation the Nasdaq-Small Cap, from issuing all of the
     Common Stock which is to be issued to a holder of Series A Preferred
Shares
     pursuant to a Conversion Notice or (z) fails to have a sufficient number of
     shares of  Common  Stock  registered  and  eligible  for  resale under the
     Registration  Statement,  then the  Company  shall  issue as many shares of
     Common  Stock as it is able to  issue  in  accordance  with  such holder's
     Conversion  Notice and pursuant to Section 2(f) above and,  with respect to
     the  unconverted  Series A Preferred  Shares,  the  holder,  solely at such
     holder's  option,  can, in addition to any other  remedies  such holder may
     have  hereunder,   under  the  Securities  Purchase  Agreement
(including
     indemnification  under Section 8 thereof),  under the  Registration
Rights
     Agreement, at law or in equity, elect to:

               (i) require the Company to redeem from such holder those
Series A
          Preferred Shares for which the Company is unable to issue Common
Stock
          in  accordance  with  such  holder's   Conversion  Notice
("Mandatory
          Redemption")  at a price per Series A Preferred  Share (the
"Mandatory
          Redemption Price") equal to the greater of (x) 115% of the Liquidation
          Value of such share and (y) the Redemption Rate as of such Conversion
          Date;

               (ii)  if the  Company's  inability  to  fully  convert
Series  A
          Preferred Shares is pursuant to Section 5(a)(z) above, require the
          Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2(f) above; or

               (iii) void its Conversion Notice and retain or have returned, as the case may be, the nonconverted Series A Preferred Shares that were to be converted pursuant to such holder's Conversion Notice.

          (b) Mechanics of Fulfilling Holder's Election. The Company shall immediately  send via  facsimile to a holder of Series A Preferred
Shares,
     upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 5(a) above, a notice of the Company's inability to fully satisfy such holder's
Conversion
     Notice (the "Inability to Fully Convert  Notice").  Such Inability to
Fully
     Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series A
     Preferred Shares which cannot be converted and (iii) the applicable
     Mandatory Redemption Price. Such holder must within five (5) business days of receipt of such Inability to Fully Convert Notice deliver written notice via facsimile to the Company ("Notice in Response to Inability to Convert")
     of its election pursuant to Section 5(a) above.

          (c) Payment of  Redemption  Price.  If such holder shall elect to have
     its shares redeemed  pursuant to Section 5(a) above,  the Company shall pay
     the  Mandatory  Redemption  Price in cash to such holder within thirty
(30)
     days of the Company's receipt of the holder's Notice in Response to
     Inability to Convert. If the Company shall fail to pay the applicable
     Mandatory Redemption Price to such holder on a timely basis as described in this Section 5(c) (other than pursuant to a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption
     Rate), such unpaid amount shall bear interest at the rate of 2.5% per month
     (prorated for partial months) until paid in full.  Until the full
Mandatory
     Redemption Price is paid in full to such holder, such holder may void the
     Mandatory  Redemption  with respect to those Series A Preferred
Shares for
     which the full Mandatory Redemption Price has not been paid and receive back such Series A Preferred Shares. Notwithstanding the foregoing, if the
     Company fails to pay the applicable Mandatory Redemption Price within such thirty (30) days time period due to a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption
Rate,
     such dispute shall be resolved pursuant to Section 2(f)(iii) above with the term "Closing Bid Price" being  substituted  for the term  "Average
Market
     Price" and the term, "Redemption Rate" being substituted for the term
     "Conversion Rate."

          (d)  Pro-rata  Conversion  and  Redemption.  In the event the
Company
     receives a Conversion Notice from more than one holder of Series A
     Preferred Shares on the same day and the Company can convert and redeem some, but not all, of the Series A Preferred Shares pursuant to this
     Section 5, the Company shall convert and redeem from each holder of Series
     A Preferred Shares electing to have Series A Preferred Shares converted and redeemed at such time an amount equal to such holder's pro-rata amount
     (based on the number of Series A Preferred Shares held by such holder relative to the number of Series A Preferred Shares outstanding) of all
     Series A Preferred Shares being converted and redeemed at such time.

     (6) Reissuance of Certificates. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series A
Preferred Shares represented by a particular Preferred Stock Certificate, the
Company shall promptly cause to be issued and delivered to the holder of such
Series A Preferred Shares a Preferred stock certificate representing the remaining Series A Preferred Shares which have not been so converted or redeemed.

     (7) Reservation of Shares. The Company shall, so long as any of the Series
A Preferred Shares are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Shares, such number of shares of Common
Stock as shall from time to time be sufficient to affect the conversion of all of the Series A Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the Series A Preferred Shares are at any time convertible and provide further that until approval of the Share
Increase by the Company's shareholders at the Shareholder's Meeting, the Company will not be required to comply with such reservation ratio (the "Reservation
Ratio").

     (8) Voting Rights. Holders of Series A Preferred Shares shall have no voting rights, except as required by law, including but not limited to the
General Corporation Law of the State of Delaware and as expressly provided in this Certificate of Designations.

     (9) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series A Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series A Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series A Preferred Share equal to the sum of (i) $10,000 and (ii) an amount equal to the product of (.06) (N/365)
($10,000) (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series A Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series
A Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Series A Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of
Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and
Rights as a percentage or the full amount of Preferred Funds payable to all holders of Series A Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of
Series A Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

     (10) Preferred Rate. All shares of Common Stock shall be of junior rank to all Series A Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company.
The rights of the shares of Common Stock shall be subject to the Preferences and relative rights of the Series A Preferred Shares. The Series A Preferred Shares shall be of greater priority than any Series of Common or Preferred Stock hereinafter issued by the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series A
Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series A Preferred
Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Series A Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware
Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Series A
Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series A Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

     (11) Restriction on Redemption and Dividends.

          (a)  Restriction  on  Dividend.  If any Series A Preferred
Shares are
     outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series A Preferred
Shares,
     the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written  notice thereof has been given to holders of the Series A
Preferred
     Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution.
     Notwithstanding the foregoing, this Section 10(a) shall not prohibit the
     Company from declaring and paying a dividend in cash with respect to the
     Common Stock so long as the Company: (i) pays simultaneously to each holder of Series A Preferred Shares an amount in cash equal to the amount such holder  would have  received  had all of such  holder's  Series A
Preferred
     Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series A
     Preferred Shares under clause 10(a)(i) hereof, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet,
(B) the
     amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 125% of the amount payable to all holders of any shares of any class of preferred stock of the
     Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

          (b)  Restriction on Redemption.  If any Series A Preferred
Shares are
     outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series A Preferred
Shares,
     the Company shall not directly or indirectly redeem, purchase or otherwise acquire from any person or entity other than from a direct or indirect wholly-owned subsidiary of the Company, or permit any subsidiary of the
     Company to redeem, purchase or otherwise acquire from any person or entity other than from the Company or another direct or indirect wholly-owned subsidiary of the Company, any of the Company's or any subsidiary's capital stock or other equity securities (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities).

     (12) Vote to Change the Terms of Series A Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than a majority of the then outstanding
Series A Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Shares.

     (13) Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any
Preferred Stock Certificates representing the Series A Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series A Preferred Shares into Common Stock.

     (14)  Withholding Tax Obligations.  Notwithstanding  anything herein to the
contrary,  to the extent that the Company  receives  advice in writing from its
counsel that there is a reasonable basis to believe that the Company is required
by applicable  federal laws or  regulations  and delivers a copy of such written
advice to the holders of the Series A Preferred Shares so effected,  the
Company
may reasonably condition the making of any distribution (as such term is defined
under  applicable  federal tax law and  regulations)  in respect of any
Series A
Preferred Share on the holder of such Series A Preferred Shares  depositing with
the  Company an amount of cash  sufficient  to enable the Company to satisfy its
withholding  tax  obligations  (the  "Withholding  Tax")  with  respect  to such
distribution.  Notwithstanding the foregoing or anything to the contrary, if any
holder of the Series A Preferred  Shares so effected  receives advice in writing
from its counsel that there is a reasonable basis to believe that the
Company is
not so required by applicable federal laws or regulations and delivers a copy of
such  written  advice to the  Company,  the Company  shall not be permitted  to
condition  the  making  of any such  distribution  in  respect  of any
Series A
Preferred Share on the holder of such Series A Preferred Shares  depositing with
the Company any  Withholding  Tax with respect to such  distribution, provided,
however,   the  Company  may  reasonably   condition  the  making  of  any
such
distribution in respect of any Series A Preferred Share on the holder of such
Series A Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal
Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder. If the conditions in the preceding two sentences are fully satisfied, the Company shall not be required to pay any additional damages set forth in Section 2(f)(v) of this Certificate of Designations if its failure to timely deliver any Conversion Shares results solely from the holder's failure to deposit any withholding tax hereunder or provide to the Company an executed indemnification agreement in the form reasonably satisfactory to the
Company.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by L. Daniel Rawitch, its Chief Executive Officer, as of the 29th day of September, 1998.

                                FINET HOLDINGS CORPORATION



                                By:   /s/ Jan C. Hoeffel
                                   ----------------------------------------
--
                                     Jan C. Hoeffel
                                     President

EXHIBIT I

                           FINET HOLDINGS CORPORATION
                                CONVERSION NOTICE


     Reference is made to the Certificate of Designations, Preferences, and
Rights of Finet Holdings  Corporation (the  "Certificate of
Designations").  In
accordance with and pursuant to the Certificate of Designations, the undersigned hereby irrevocably elects to convert the above shares of Series A Preferred
Stock No(s).___________ into shares of Common Stock, $.01 par value (the
"Common
Stock"), of Finet Holdings Corporation (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates, opinions, and signature guarantee as reasonably requested by the
Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

     The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the shares of Series A Preferred Stock shall be made only pursuant to (i) registration of the Common Stock under the Act or (ii) advice of counsel that such sale is exempt from registration required by Section 5 under the Act.

                              Date of Conversion:

                              ---------------------------------------------
---


                              Number of Series A Preferred  Shares
                              to be converted:


                              ---------------------------------------------
---


                              Stock certificate no(s). of Series A
                              Preferred Shares to be converted:



Please confirm the following information

                              Conversion Price:


                               --------------------------------------------
---


                              Number of Shares of Common  Stock to
                              be issued:


                              ---------------------------------------------
---



Please issue the Common Stock into which the Series A Preferred Shares are being converted in the following name and to the following address:

                              Issue to:(1)

                              ---------------------------------------------
---

                              ---------------------------------------------
---


                              Facsimile Number:

                              ---------------------------------------------
---


                              Authorization:

                              ---------------------------------------------
---

                              By:
                                 ------------------------------------------
---

                              Title:
                                 ------------------------------------------
---

                              Dated:
                                 ------------------------------------------
---


ACKNOWLEDGED AND AGREED:

FINET HOLDINGS CORPORATION


By:
   ----------------------------------------

Name:
   ----------------------------------------

Title:
   ----------------------------------------

Date:
   ----------------------------------------

--------
(1) If other than to the record holder of the Series A Preferred Shares, any applicable transfer tax must be paid by the undersigned.